SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS	12 Months Ended
Dec. 31, 2010
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS
SCHEDULE II-VALUATION AND QUALIFYING ACCOUNTS

DJO FINANCE LLC

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS

(in thousands)

	Allowance for Doubtful Accounts	Allowance for Sales Returns	Allowance for Sales Discounts and Other Allowances (1)
Balance as of December 31, 2007	$32,214	$203	$51,343
Provision	26,022	255	161,492
Write-offs, net of recoveries	(22,082)	(91)	(147,334)
Balance as of December 31, 2008	36,154	367	65,501
Provision	34,793	111	163,616
Write-offs, net of recoveries	(22,951)	(168)	(155,267)
Balance as of December 31, 2009	47,996	310	73,850
Provision	33,016	61	176,917
Write-offs, net of recoveries	(27,936)	(371)	(192,069)
Balance as of December 31, 2010	$53,076	$—	$58,698

(1)   Amounts are excluded from the provisions included in the consolidated statements of cash flows as the inclusion would not provide meaningful information.